Exhibit 99.1

Bank of Hawaii Corporation Third Quarter 2011 Financial Results

•            Diluted Earnings Per Share $0.92

•            Net Income for the Quarter $43.3 Million

•            Board of Directors Declares Dividend of $0.45 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (October 24, 2011) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.92 for the third quarter of 2011, up $0.18 per share from diluted earnings per share of $0.74 in the previous quarter.  Net income for the third quarter of 2011 was $43.3 million, up $8.2 million compared to net income of $35.1 million in the second quarter of 2011.

Deposit growth remained strong during the third quarter, increasing to above $10.0 billion at September 30, 2011.  Loan and lease balances were flat for the quarter as growth in commercial lending was offset by weak consumer loan demand.  The allowance for loan and lease losses decreased by $1.6 million to $143.4 million and represents 2.68 percent of outstanding loans and leases.

“Bank of Hawaii Corporation had good results for the third quarter of 2011,” said Peter S. Ho, Chairman, President, and CEO.  “We continued to maintain strong expense control in light of the challenging environment.  Mortgage activity was strong during the quarter due to low interest rates.  Our overall credit quality remains stable reflecting the slowly improving Hawaii economy.  Our continued focus on capital and risk management has resulted in a strong balance sheet, an outstanding dividend yield, and increased earnings per share. ”

The return on average assets for the third quarter of 2011 was 1.31 percent, up from 1.09 percent in the second quarter.  The return on average equity for the third quarter of 2011 was 16.80 percent compared to 13.86 percent for the previous quarter.  The efficiency ratio for the third quarter of 2011 was 56.87 percent, an improvement from 63.81 percent in the previous quarter.

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For the nine months ended September 30, 2011, net income was $120.8 million compared to net income of $143.4 million for the same period last year.  Diluted earnings per share were $2.54 for the nine-month period in 2011, compared with $2.96 for the same period in 2010.  The year-to-date return on average assets was 1.24 percent compared to 1.52 percent for the same period in 2010.  The year-to-date return on average equity was 15.85 percent, down from 19.28 percent for the nine months ended September 30, 2010.  The efficiency ratio for the nine-month period ended September 30, 2011 was 58.86 percent compared with 50.10 percent for the same period last year.

Results for the nine months ended September 30, 2011 included $6.1 million in net gains on investment securities and a $2.0 million gain related to a contingent payment from the sale of the Company’s proprietary mutual funds in 2010.  These gains were offset by a litigation settlement of $9.0 million, $2.3 million for employee stock incentives, and a donation of $2.0 million to the Bank of Hawaii Foundation.  Results for the same period in 2010 included $42.8 million in net gains on investment securities, interest recoveries of $2.8 million, a net gain of $2.9 million on the sale of the Company’s Pacific Capital Funds, and a net gain of $0.9 million related to the sale of the Company’s retail insurance brokerage business.  These gains were partially offset by $5.2 million in early termination costs related to prepayment of debt and $3.3 million for employee cash grants.  Details of these items are included in Table 2.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the third quarter of 2011 was $97.1 million, down $0.8 million from net interest income of $97.9 million in the second quarter of 2011, and down $1.7 million from net interest income of $98.8 million in the third quarter of 2010.  For the nine months ended September 30, 2011, net interest income, on a taxable-equivalent basis, was $295.1 million compared to $310.9 million for the same period in 2010.  Analyses of the changes in net interest income are included in Tables 7a, 7b and 7c.

The net interest margin was 3.09 percent for the third quarter of 2011, a decrease of 7 basis points from the net interest margin of 3.16 percent in the second quarter of 2011, and an 18 basis point decrease from the net interest margin of 3.27 percent in the third quarter of 2010.   For the nine months ended September 30, 2011, the net interest margin was 3.16 percent compared to 3.50 percent for the same nine months in 2010.

During the third quarter of 2011 the provision for credit losses was $2.2 million, or $1.6 million less than net charge-offs.  During the second quarter of 2011 the provision for credit losses totaled $3.6 million, or $2.4 million less than net charge-offs.   During the third quarter of 2010 the provision for credit losses of $13.4 million equaled net charge-offs.  For the nine months ended September 30, 2011, the provision for credit losses was $10.5 million compared to $50.0 million for the same period in 2010.

Noninterest income was $50.9 million for the third quarter of 2011, an increase of $1.4 million compared to noninterest income of $49.5 million in the second quarter of 2011, and down $2.2 million from noninterest income of $63.1 million in the third quarter of 2010.  Noninterest income in the third quarter of 2011 included the previously mentioned $2.0 million gain related to a contingent payment from the sale of the Company’s proprietary mutual funds in 2010.  Noninterest income in the third quarter of 2010 included net securities gains of $7.9 million, $3.8 million related to the Pacific Capital Funds and insurance business sales, and a loss of $1.4 million related to the disposition of a leveraged lease.

2

Noninterest expense was $84.0 million in the third quarter of 2011, down $9.8 million from $93.8 million in the previous quarter, and down $5.9 million from $89.9 million in the same quarter last year.  Noninterest expense in the third quarter of 2011 included a previously mentioned donation of $2.0 million to the Bank of Hawaii Foundation.  Noninterest expense in the second quarter of 2011 included a litigation settlement of $9.0 million and $2.0 million for employee stock incentives.  Noninterest expense in the third quarter of 2010 included $5.2 million for the early termination of debt.  An analysis of salary and benefit expenses is included in Table 8.

The higher effective tax rate for the third quarter of 2011 compared to the same period in 2010 was primarily due to the sale of the Company’s equity interest in two leveraged leases, which resulted in a $4.4 million credit to the provision for income taxes in the third quarter of 2010.  The effective tax rate for the nine-month period ended September 30, 2011 was 30.54 percent compared with 30.56 percent for the same period last year.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information for the business segments is included in Tables 12a and 12b.

Asset Quality

The Company’s overall credit quality reflected the improving Hawaii economy during the third quarter of 2011.  Total non-performing assets increased to $37.8 million at September 30, 2011 primarily due to the addition of one commercial loan.  As a percentage of total loans and leases, including loans held for sale and foreclosed real estate, non-performing assets were 0.70 percent at September 30, 2011, up from 0.64 percent as of June 30, 2011, and down from 0.85 percent at September 30, 2010.

Accruing consumer loans and leases past due 90 days or more were $10.9 million at September 30, 2011, up from $7.8 million at June 30, 2011 and $10.5 million at September 30, 2010.  Residential first mortgage and home equity delinquencies continue to be centered on neighbor islands.   There were no accruing commercial loans or leases past due 90 days or more at September 30, 2011.  Restructured loans not included in non-accrual loans or accruing loans past due 90 days or more were $33.1 million at September 30, 2011 and primarily comprised of residential mortgage loans with lowered monthly payments to accommodate the borrowers’ financial needs for a period of time.  More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 10.

Net charge-offs were $3.8 million or 0.28 percent annualized of total average loans and leases outstanding.  Total charge-offs of $10.8 million were partially offset by total recoveries of $7.0 million.  Net charge-offs during the second quarter of 2011 were $6.0 million or 0.45 percent annualized, and were comprised of charge-offs of $9.0 million and recoveries of $3.0 million.  Net charge-offs in the third quarter of 2010 were $13.4 million, or 0.99 percent annualized, and were comprised of charge-offs of $16.3 million and recoveries of $2.9 million.  Net charge-offs during the nine months ended September 30, 2011 were $14.4 million or 0.36 percent annualized compared with $46.3 million or 1.12 percent annualized for the same period in 2010.

3

The allowance for loan and lease losses was $143.4 million at September 30, 2011, down $1.6 million from the allowance for loan and lease losses of $145.0 million at June 30, 2011 and $147.4 million at September 30, 2010.  The ratio of the allowance for loan and lease losses to total loans and leases was 2.68 percent at September 30, 2011.  The reserve for unfunded commitments at September 30, 2011 was unchanged at $5.4 million.  Details of loan and lease charge-offs, recoveries, and the components of the total reserve for credit losses are summarized in Table 11.

Other Financial Highlights

Total assets were $13.30 billion at September 30, 2011, up from total assets of $13.16 billion at June 30, 2011, and up from $12.72 billion at September 30, 2010.  Average total assets were $13.13 billion during the third quarter of 2011, up from average assets of $12.97 billion during the previous quarter, and up from $12.80 billion during the third quarter last year.

Total loans and leases were $5.35 billion at September 30, 2011, down slightly from June 30, 2011, and up from $5.31 billion at September 30, 2010.  Average total loans and leases were $5.34 billion during the third quarter of 2011, up from $5.33 billion during the previous quarter, and down from $5.37 billion during the third quarter last year.  Loan and lease portfolio balances, including the higher risk loans outstanding, are summarized in Table 9.

Deposit growth remained strong during the third quarter of 2011.  Total deposits were $10.01 billion at September 30, 2011, up from $9.98 billion at June 30, 2011, and up from $9.60 billion at September 30, 2010.  Average total deposits were $9.87 billion in the third quarter of 2011, up from average deposits of $9.79 billion during the previous quarter, and up from $9.58 billion during the third quarter last year.  Deposit balances are summarized in Tables 6a, 6b, and 9.

As a result of strong deposit growth and weak consumer loan demand, the investment securities portfolio increased to $6.97 billion at September 30, 2011, up from $6.62 billion at June 30, 2011, and up from $6.36 billion at September 30, 2010.

During the third quarter of 2011, the Company repurchased 722.9 thousand shares of common stock at a total cost of $30.0 million under its share repurchase program.  The average cost was $41.52 per share repurchased.  From the beginning of the share repurchase program initiated during July 2001 through September 30, 2011, the Company has repurchased 47.8 million shares and returned over $1.7 billion to shareholders at an average cost of $35.90 per share.  From October 1 through October 21, 2011, the Company repurchased an additional 162.1 thousand shares of common stock at an average cost of $37.89 per share repurchased.  Remaining buyback authority under the share repurchase program was $96.9 million at October 21, 2011.

Total shareholders’ equity was $1.02 billion at September 30, 2011, up from $1.00 billion at June 30, 2011 and down from $1.04 billion at September 30, 2010.  The ratio of tangible common equity to risk-weighted assets was 18.90 percent at September 30, 2011, compared with 18.95 percent at June 30, 2011 and 19.50 percent at September 30, 2010.  The Tier 1 leverage ratio at September 30, 2011 was 6.95 percent, down from 7.07 percent at June 30, 2011 and 7.15 percent at September 30, 2010.

The Company’s Board of Directors declared a quarterly cash dividend of $0.45 per share on the Company’s outstanding shares.  The dividend will be payable on December 14, 2011 to shareholders of record at the close of business on November 30, 2011.

4

Hawaii Economy

Hawaii’s economy continued to improve during the third quarter of 2011 primarily due to increasing visitor arrivals and spending.  For the first eight months of 2011, visitor arrivals increased 2.5 percent and visitor spending increased by 14.1 percent compared to the same period in 2010.  Total Japanese visitor expenditures increased 4.9 percent for the first eight months of 2011, despite a decline in Japanese arrivals of 8.2 percent compared to the same period in 2010.  During 2011, hotel occupancy and revenue per available room have generally shown signs of improvement as well.  Overall, state employment has been stable and the statewide seasonally-adjusted unemployment rate was 6.4 percent at the end of September 2011, compared with 9.1 percent nationally.  The median sales price for single-family homes on Oahu has remained flat year-to-date through September 2011, although the volume of single-family home sales began to increase in the third quarter of 2011 compared to the same period in 2010.

Conference Call Information

The Company will review its third quarter 2011 financial results today at 8:00 a.m. Hawaii Time.  The conference call will be accessible via teleconference and the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  Conference call participants in the United States should dial 888-268-4176 and international participants should dial 617-597-5493.  Use the pass code “Bank of Hawaii” to access the call.  A replay of the call will be available for one week beginning Monday, October 24, 2011 by dialing 888-286-8010 in the United States or 617-801-6888 internationally and entering the pass code number 41254996 when prompted.  A replay will also be available via the Investor Relations link of the Company’s web site, www.boh.com.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain “forward-looking statements”, such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the U.S. Securities and Exchange Commission.  We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers, and governments in Hawaii, American Samoa, and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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5

Bank of Hawaii Corporation and Subsidiaries
Financial Highlights	Table 1a

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2011	2011	2010	2011	2010
For the Period:
Operating Results
Net Interest Income	$96,766	$97,499	$98,626	$293,962	$310,207
Provision for Credit Losses	2,180	3,600	13,359	10,471	50,009
Total Noninterest Income	50,863	49,463	63,125	154,248	203,781
Total Noninterest Expense	83,955	93,774	89,890	263,811	257,514
Net Income	43,306	35,148	44,064	120,814	143,364
Basic Earnings Per Share	0.93	0.74	0.91	2.55	2.98
Diluted Earnings Per Share	0.92	0.74	0.91	2.54	2.96
Dividends Declared Per Share	0.45	0.45	0.45	1.35	1.35

Performance Ratios
Return on Average Assets	1.31%	1.09%	1.37%	1.24%	1.52%
Return on Average Shareholders’ Equity	16.80	13.86	16.64	15.85	19.28
Efficiency Ratio [1]	56.87	63.81	55.57	58.86	50.10
Operating Leverage [2]	19.71	(21.25)	(17.29)	(28.10)	9.47
Net Interest Margin [3]	3.09	3.16	3.27	3.16	3.50
Dividend Payout Ratio [4]	48.39	60.81	49.45	52.94	45.30
Average Shareholders’ Equity to Average Assets	7.79	7.84	8.21	7.83	7.90

Average Balances
Average Loans and Leases	$5,340,406	$5,326,123	$5,368,177	$5,326,209	$5,524,672
Average Assets	13,125,077	12,967,232	12,797,219	13,019,898	12,594,282
Average Deposits	9,871,750	9,790,349	9,576,936	9,845,269	9,452,406
Average Shareholders’ Equity	1,022,585	1,016,813	1,050,535	1,019,409	994,319

Market Price Per Share of Common Stock
Closing	$36.40	$46.52	$44.92	$36.40	$44.92
High	47.10	49.26	51.60	49.26	54.10
Low	35.30	44.90	43.77	35.30	41.60

	September 30, 2011	June 30, 2011	December 31, 2010	September 30, 2010
As of Period End:
Balance Sheet Totals
Loans and Leases	$5,348,472	$5,351,473	$5,335,792	$5,312,054
Total Assets	13,304,758	13,161,204	13,126,787	12,716,603
Total Deposits	10,009,013	9,979,034	9,888,995	9,602,462
Long-Term Debt	30,705	30,714	32,652	40,292
Total Shareholders’ Equity	1,017,775	1,003,450	1,011,133	1,039,561

Asset Quality
Allowance for Loan and Lease Losses	$143,410	$144,976	$147,358	$147,358
Non-Performing Assets	37,770	34,156	37,786	45,174

Financial Ratios
Allowance to Loans and Leases Outstanding	2.68%	2.71%	2.76%	2.77%
Tier 1 Capital Ratio	17.57	17.96	18.28	17.71
Total Capital Ratio	18.83	19.23	19.55	18.98
Tier 1 Leverage Ratio	6.95	7.07	7.15	7.15
Total Shareholders’ Equity to Total Assets	7.65	7.62	7.70	8.17
Tangible Common Equity to Tangible Assets [5]	7.43	7.40	7.48	7.95
Tangible Common Equity to Risk-Weighted Assets [5]	18.90	18.95	19.29	19.50

Non-Financial Data
Full-Time Equivalent Employees	2,381	2,405	2,399	2,428
Branches and Offices	82	82	82	83
ATMs	508	508	502	492

1  Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).

2  Operating leverage is defined as the percentage change in income before the provision for credit losses and the provision for income taxes.  Measures are presented on a linked quarter basis.

3  Net interest margin is defined as net interest income, on a taxable equivalent basis, as a percentage of average earning assets.

4  Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.

5  Tangible common equity, a non-GAAP financial measure, is defined by the Company as shareholders’ equity minus goodwill and intangible assets.  Intangible assets are included as a component of other assets in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures	Table 1b

(dollars in thousands)	September 30, 2011	June 30, 2011	December 31, 2010	September 30, 2010

Total Shareholders’ Equity	$1,017,775	$1,003,450	$1,011,133	$1,039,561
Less: Goodwill	31,517	31,517	31,517	31,517
Intangible Assets	96	108	154	177
Tangible Common Equity	$986,162	$971,825	$979,462	$1,007,867

Total Assets	$13,304,758	$13,161,204	$13,126,787	$12,716,603
Less: Goodwill	31,517	31,517	31,517	31,517
Intangible Assets	96	108	154	177
Tangible Assets	$13,273,145	$13,129,579	$13,095,116	$12,684,909

Risk-Weighted Assets, determined in accordance with prescribed regulatory requirements	$5,218,651	$5,128,368	$5,076,909	$5,167,838

Total Shareholders’ Equity to Total Assets	7.65%	7.62%	7.70%	8.17%
Tangible Common Equity to Tangible Assets (Non-GAAP)	7.43%	7.40%	7.48%	7.95%

Tier 1 Capital Ratio	17.57%	17.96%	18.28%	17.71%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP)	18.90%	18.95%	19.29%	19.50%

Bank of  Hawaii Corporation and Subsidiaries

Net Significant Income (Expense) Items	Table 2

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2011	2011	2010	2011	2010
Cash Basis Interest Recoveries	$—	$—	$—	$—	$2,832
Investment Securities Gains, Net	—	—	7,877	6,084	42,849
Gain on Mutual Fund Sale	1,956	—	2,852	1,956	2,852
Gains (Loss) on Disposal of Leased Equipment	—	—	(1,449)	—	(260)
Gain on Sale of Insurance Subsidiary	—	—	904	—	904
Decrease (Increase) in Allowance for Loan and Lease Losses	1,566	2,382	—	3,948	(3,700)
Cash Grants for the Purchase of Company Stock	—	—	—	—	(3,250)
Bank of Hawaii Charitable Foundation	(2,000)	—	—	(2,000)	—
Legal Settlement Related to OD Claims	—	(9,000)	—	(9,000)	—
REPO Early Termination Expense	—	—	(5,189)	—	(5,189)
Significant Income (Expense) Items Before the Provision (Benefit) for Income Taxes	1,522	(6,618)	4,995	988	37,038
Income Tax Impact Related to Lease Transactions	—	—	(4,003)	—	(3,541)
Income Tax Impact	533	(2,316)	2,256	346	13,055
Net Significant Income (Expense) Items	$989	$(4,302)	$6,742	$642	$27,524

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Income	Table 3

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2011	2011	2010	2011	2010
Interest Income
Interest and Fees on Loans and Leases	$65,344	$65,542	$70,198	$197,479	$219,466
Income on Investment Securities
Available-for-Sale	23,097	23,490	40,775	84,256	129,605
Held-to-Maturity	20,344	20,553	1,553	48,530	5,116
Deposits	6	2	5	6	21
Funds Sold	160	297	211	708	916
Other	279	279	278	837	832
Total Interest Income	109,230	110,163	113,020	331,816	355,956
Interest Expense
Deposits	4,561	4,792	7,041	14,585	23,278
Securities Sold Under Agreements to Repurchase	7,400	7,338	6,670	21,779	19,571
Funds Purchased	4	5	10	15	23
Long-Term Debt	499	529	673	1,475	2,877
Total Interest Expense	12,464	12,664	14,394	37,854	45,749
Net Interest Income	96,766	97,499	98,626	293,962	310,207
Provision for Credit Losses	2,180	3,600	13,359	10,471	50,009
Net Interest Income After Provision for Credit Losses	94,586	93,899	85,267	283,491	260,198
Noninterest Income
Trust and Asset Management	10,788	11,427	10,534	34,021	33,699
Mortgage Banking	5,480	2,661	6,811	11,263	14,027
Service Charges on Deposit Accounts	9,820	9,375	12,737	29,127	41,407
Fees, Exchange, and Other Service Charges	16,219	16,662	15,500	47,826	45,810
Investment Securities Gains, Net	—	—	7,877	6,084	42,849
Insurance	2,664	3,210	2,646	8,645	7,652
Other	5,892	6,128	7,020	17,282	18,337
Total Noninterest Income	50,863	49,463	63,125	154,248	203,781
Noninterest Expense
Salaries and Benefits	44,307	46,800	46,840	137,889	138,904
Net Occupancy	11,113	10,476	10,186	31,916	30,484
Net Equipment	4,662	4,741	4,545	14,101	13,469
Professional Fees	2,245	2,294	905	6,697	4,988
FDIC Insurance	2,065	2,010	3,159	7,319	9,366
Other	19,563	27,453	24,255	65,889	60,303
Total Noninterest Expense	83,955	93,774	89,890	263,811	257,514
Income Before Provision for Income Taxes	61,494	49,588	58,502	173,928	206,465
Provision for Income Taxes	18,188	14,440	14,438	53,114	63,101
Net Income	$43,306	$35,148	$44,064	$120,814	$143,364
Basic Earnings Per Share	$0.93	$0.74	$0.91	$2.55	$2.98
Diluted Earnings Per Share	$0.92	$0.74	$0.91	$2.54	$2.96
Dividends Declared Per Share	$0.45	$0.45	$0.45	$1.35	$1.35
Basic Weighted Average Shares	46,806,439	47,428,718	48,189,358	47,358,049	48,062,385
Diluted Weighted Average Shares	46,934,140	47,607,814	48,462,154	47,531,066	48,386,647

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Condition	Table 4

	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2011	2011	2010	2010
Assets
Interest-Bearing Deposits	$3,543	$4,796	$3,472	$2,641
Funds Sold	242,062	449,042	438,327	174,288
Investment Securities
Available-for-Sale	4,448,898	4,112,601	6,533,874	6,213,949
Held-to-Maturity (Fair Value of $2,610,081; $2,566,621; $134,028; and $148,631)	2,520,422	2,512,024	127,249	141,192
Loans Held for Sale	12,745	13,157	17,564	18,765
Loans and Leases	5,348,472	5,351,473	5,335,792	5,312,054
Allowance for Loan and Lease Losses	(143,410)	(144,976)	(147,358)	(147,358)
Net Loans and Leases	5,205,062	5,206,497	5,188,434	5,164,696
Total Earning Assets	12,432,732	12,298,117	12,308,920	11,715,531
Cash and Noninterest-Bearing Deposits	206,875	203,326	165,748	267,597
Premises and Equipment	104,509	105,785	108,170	108,855
Customers’ Acceptances	749	882	437	1,087
Accrued Interest Receivable	43,319	40,957	41,151	40,606
Foreclosed Real Estate	3,341	2,590	1,928	5,910
Mortgage Servicing Rights	23,990	25,072	25,379	24,316
Goodwill	31,517	31,517	31,517	31,517
Other Assets	457,726	452,958	443,537	521,184
Total Assets	$13,304,758	$13,161,204	$13,126,787	$12,716,603

Liabilities
Deposits
Noninterest-Bearing Demand	$2,702,296	$2,507,358	$2,447,713	$2,290,033
Interest-Bearing Demand	1,745,812	2,023,937	1,871,718	1,814,934
Savings	4,449,351	4,413,390	4,526,893	4,423,095
Time	1,111,554	1,034,349	1,042,671	1,074,400
Total Deposits	10,009,013	9,979,034	9,888,995	9,602,462
Funds Purchased	9,882	9,882	9,478	9,832
Short-Term Borrowings	6,400	6,800	6,200	7,100
Securities Sold Under Agreements to Repurchase	1,929,266	1,873,286	1,901,084	1,616,243
Long-Term Debt	30,705	30,714	32,652	40,292
Banker’s Acceptances	749	882	437	1,087
Retirement Benefits Payable	30,704	30,588	30,885	35,461
Accrued Interest Payable	6,751	5,457	5,007	6,492
Taxes Payable and Deferred Taxes	114,842	106,244	121,517	219,525
Other Liabilities	148,671	114,867	119,399	138,548
Total Liabilities	12,286,983	12,157,754	12,115,654	11,677,042
Shareholders’ Equity
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: September 30, 2011 - 57,132,310 / 46,570,413; June 30, 2011 - 57,132,830 / 47,225,303; December 31, 2010 - 57,115,287 / 48,097,672; and September 30, 2010 - 57,115,287 / 48,265,014)	571	571	570	570
Capital Surplus	503,255	502,777	500,888	499,437
Accumulated Other Comprehensive Income	46,754	27,778	26,965	66,953
Retained Earnings	986,202	964,420	932,629	914,901
Treasury Stock, at Cost (Shares: September 30, 2011 - 10,561,897; June 30, 2011 - 9,907,527; December 31, 2010 - 9,017,615; and September 30, 2010 - 8,850,273)	(519,007)	(492,096)	(449,919)	(442,300)
Total Shareholders’ Equity	1,017,775	1,003,450	1,011,133	1,039,561
Total Liabilities and Shareholders’ Equity	$13,304,758	$13,161,204	$13,126,787	$12,716,603

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Shareholders’ Equity	Table 5

				Accum.
				Other
		Common	Capital	Comprehensive	Retained	Treasury	Comprehensive
(dollars in thousands)	Total	Stock	Surplus	Income	Earnings	Stock	Income
Balance as of December 31, 2010	$1,011,133	$570	$500,888	$26,965	$932,629	$(449,919)
Comprehensive Income:
Net Income	120,814	—	—	—	120,814	—	$120,814
Other Comprehensive Income, Net of Tax:
Net Unrealized Gains on Investment Securities, Net of Reclassification Adjustment	18,376	—	—	18,376	—	—	18,376
Amortization of Net Losses Related to Defined Benefit Plans	1,413	—	—	1,413	—	—	1,413
Total Comprehensive Income							$140,603

Share-Based Compensation	2,001	—	2,001	—	—	—
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits (309,108 shares)	10,477	1	366	—	(3,193)	13,303
Common Stock Repurchased (1,836,367 shares)	(82,391)	—	—	—	—	(82,391)
Cash Dividends Paid ($1.35 per share)	(64,048)	—	—	—	(64,048)	—
Balance as of September 30, 2011	$1,017,775	$571	$503,255	$46,754	$986,202	$(519,007)

Balance as of December 31, 2009	$895,973	$569	$494,318	$6,925	$843,521	$(449,360)
Comprehensive Income:
Net Income	143,364	—	—	—	143,364	—	$143,364
Other Comprehensive Income, Net of Tax:
Net Unrealized Gains on Investment Securities, Net of Reclassification Adjustment	58,886	—	—	58,886	—	—	58,886
Amortization of Net Losses Related to Defined Benefit Plans	1,142	—	—	1,142	—	—	1,142
Total Comprehensive Income							$203,392

Share-Based Compensation	2,703	—	2,703	—	—	—
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits (522,542 shares)	15,716	1	2,416	—	(6,850)	20,149
Common Stock Repurchased (276,471 shares)	(13,089)	—	—	—	—	(13,089)
Cash Dividends Paid ($1.35 per share)	(65,134)	—	—	—	(65,134)	—
Balance as of September 30, 2010	$1,039,561	$570	$499,437	$66,953	$914,901	$(442,300)

Bank of Hawaii Corporation and Subsidiaries

Average Balances and Interest Rates - Taxable Equivalent Basis	Table 6a

	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2011			June 30, 2011			September 30, 2010
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$3.7	$—	0.56%	$5.3	$—	0.15%	$4.4	$—	0.49%
Funds Sold	309.4	0.2	0.20	518.4	0.3	0.23	303.4	0.2	0.27
Investment Securities
Available-for-Sale	4,309.3	23.5	2.18	4,061.4	23.9	2.35	6,158.5	41.0	2.66
Held-to-Maturity	2,511.0	20.3	3.24	2,418.0	20.6	3.40	148.2	1.6	4.19
Loans Held for Sale	9.2	0.1	4.87	11.5	0.1	3.25	12.7	0.1	4.59
Loans and Leases [1]
Commercial and Industrial	815.5	8.2	3.97	772.4	7.8	4.02	750.6	7.8	4.13
Commercial Mortgage	876.7	10.7	4.85	890.9	10.8	4.87	808.8	10.4	5.10
Construction	74.5	1.0	5.15	79.3	1.0	5.24	87.6	1.1	4.95
Commercial Lease Financing	314.6	2.0	2.61	329.5	2.3	2.79	380.1	2.6	2.79
Residential Mortgage	2,129.8	27.8	5.23	2,113.3	27.7	5.25	2,076.0	29.5	5.68
Home Equity	780.5	9.3	4.72	785.3	9.5	4.83	849.4	10.7	4.99
Automobile	191.4	3.2	6.66	192.8	3.3	6.92	229.1	4.4	7.54
Other [2]	157.4	3.0	7.50	162.6	3.0	7.50	186.6	3.5	7.55
Total Loans and Leases	5,340.4	65.2	4.86	5,326.1	65.4	4.92	5,368.2	70.0	5.20
Other	79.9	0.3	1.40	79.9	0.3	1.40	79.8	0.3	1.39
Total Earning Assets [3]	12,562.9	109.6	3.48	12,420.6	110.6	3.56	12,075.2	113.2	3.74
Cash and Noninterest-Bearing Deposits	135.1			129.3			227.3
Other Assets	427.1			417.3			494.7
Total Assets	$13,125.1			$12,967.2			$12,797.2

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,772.5	0.2	0.04	$1,769.6	0.2	0.04	$1,770.1	0.2	0.06
Savings	4,497.1	1.8	0.16	4,523.0	1.9	0.17	4,460.9	3.5	0.31
Time	1,069.4	2.6	0.96	1,009.5	2.7	1.07	1,075.7	3.3	1.22
Total Interest-Bearing Deposits	7,339.0	4.6	0.25	7,302.1	4.8	0.26	7,306.7	7.0	0.38
Short-Term Borrowings	19.0	—	0.08	16.2	—	0.13	26.6	—	0.15
Securities Sold Under Agreements to Repurchase	1,908.9	7.4	1.52	1,862.4	7.4	1.56	1,706.2	6.7	1.53
Long-Term Debt	30.7	0.5	6.50	32.6	0.5	6.49	40.3	0.7	6.68
Total Interest-Bearing Liabilities	9,297.6	12.5	0.53	9,213.3	12.7	0.55	9,079.8	14.4	0.63
Net Interest Income		$97.1			$97.9			$98.8
Interest Rate Spread			2.95%			3.01%			3.11%
Net Interest Margin			3.09%			3.16%			3.27%
Noninterest-Bearing Demand Deposits	2,532.8			2,488.2			2,270.2
Other Liabilities	272.1			248.9			396.7
Shareholders’ Equity	1,022.6			1,016.8			1,050.5
Total Liabilities and Shareholders’ Equity	$13,125.1			$12,967.2			$12,797.2

1  Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

3  Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $364,000, $395,000, and $199,000 for the three months ended September 30, 2011, June 30, 2011, and September 30, 2010, respectively.

Bank of Hawaii Corporation and Subsidiaries

Average Balances and Interest Rates - Taxable Equivalent Basis	Table 6b

	Nine Months Ended			Nine Months Ended
	September 30, 2011			September 30, 2010
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$4.4	$—	0.18%	$5.2	$—	0.54%
Funds Sold	427.8	0.7	0.22	450.5	0.9	0.27
Investment Securities
Available-for-Sale	4,667.6	85.4	2.44	5,646.9	130.3	3.08
Held-to-Maturity	1,949.2	48.6	3.32	160.7	5.1	4.24
Loans Held for Sale	9.7	0.3	4.46	10.0	0.8	10.16
Loans and Leases [1]
Commercial and Industrial	788.0	23.8	4.03	768.1	25.9	4.50
Commercial Mortgage	873.1	31.9	4.88	824.2	31.4	5.10
Construction	78.1	3.0	5.14	98.6	3.7	5.08
Commercial Lease Financing	325.8	6.6	2.72	396.0	9.0	3.03
Residential Mortgage	2,114.7	84.2	5.31	2,114.9	90.3	5.69
Home Equity	787.2	28.4	4.82	878.0	32.9	5.01
Automobile	195.7	10.1	6.91	250.2	14.3	7.64
Other [2]	163.6	9.2	7.51	194.7	11.2	7.65
Total Loans and Leases	5,326.2	197.2	4.94	5,524.7	218.7	5.29
Other	79.9	0.8	1.40	79.8	0.8	1.39
Total Earning Assets [3]	12,464.8	333.0	3.56	11,877.8	356.6	4.01
Cash and Noninterest-Bearing Deposits	133.0			226.1
Other Assets	422.1			490.4
Total Assets	$13,019.9			$12,594.3

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,782.2	0.6	0.04	$1,697.7	0.8	0.06
Savings	4,518.9	5.9	0.18	4,457.7	12.2	0.37
Time	1,041.7	8.1	1.04	1,101.5	10.3	1.25
Total Interest-Bearing Deposits	7,342.8	14.6	0.27	7,256.9	23.3	0.43
Short-Term Borrowings	17.4	—	0.12	24.3	—	0.12
Securities Sold Under Agreements to Repurchase	1,844.7	21.8	1.56	1,675.0	19.5	1.54
Long-Term Debt	32.0	1.5	6.15	68.2	2.9	5.63
Total Interest-Bearing Liabilities	9,236.9	37.9	0.54	9,024.4	45.7	0.67
Net Interest Income		$295.1			$310.9
Interest Rate Spread			3.02%			3.34%
Net Interest Margin			3.16%			3.50%
Noninterest-Bearing Demand Deposits	2,502.5			2,195.5
Other Liabilities	261.1			380.1
Shareholders’ Equity	1,019.4			994.3
Total Liabilities and Shareholders’ Equity	$13,019.9			$12,594.3

1  Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

3  Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $1,142,000 and $675,000 for the nine months ended September 30, 2011 and 2010, respectively.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7a

	Three Months Ended September 30, 2011
	Compared to June 30, 2011
(dollars in millions)	Volume [1]	Rate [1]	Time [1]	Total
Change in Interest Income:
Funds Sold	$(0.1)	$—	$—	$(0.1)
Investment Securities
Available-for-Sale	1.4	(1.8)	—	(0.4)
Held-to-Maturity	0.7	(1.0)	—	(0.3)
Loans and Leases
Commercial and Industrial	0.4	(0.1)	0.1	0.4
Commercial Mortgage	(0.2)	—	0.1	(0.1)
Commercial Lease Financing	(0.1)	(0.2)	—	(0.3)
Residential Mortgage	0.2	(0.1)	—	0.1
Home Equity	(0.1)	(0.2)	0.1	(0.2)
Automobile	—	(0.1)	—	(0.1)
Other [2]	(0.1)	—	0.1	—
Total Loans and Leases	0.1	(0.7)	0.4	(0.2)
Total Change in Interest Income	2.1	(3.5)	0.4	(1.0)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	—	(0.1)	—	(0.1)
Time	0.2	(0.3)	—	(0.1)
Total Interest-Bearing Deposits	0.2	(0.4)	—	(0.2)
Securities Sold Under Agreements to Repurchase	0.1	(0.2)	0.1	—
Total Change in Interest Expense	0.3	(0.6)	0.1	(0.2)

Change in Net Interest Income	$1.8	$(2.9)	$0.3	$(0.8)

1  The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume, rate, and time for that category.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7b

	Three Months Ended September 30, 2011
	Compared to September 30, 2010
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Investment Securities
Available-for-Sale	$(10.9)	$(6.6)	$(17.5)
Held-to-Maturity	19.1	(0.4)	18.7
Loans and Leases
Commercial and Industrial	0.7	(0.3)	0.4
Commercial Mortgage	0.8	(0.5)	0.3
Construction	(0.2)	0.1	(0.1)
Commercial Lease Financing	(0.4)	(0.2)	(0.6)
Residential Mortgage	0.7	(2.4)	(1.7)
Home Equity	(0.8)	(0.6)	(1.4)
Automobile	(0.7)	(0.5)	(1.2)
Other [2]	(0.5)	—	(0.5)
Total Loans and Leases	(0.4)	(4.4)	(4.8)
Total Change in Interest Income	7.8	(11.4)	(3.6)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	—	(1.7)	(1.7)
Time	—	(0.7)	(0.7)
Total Interest-Bearing Deposits	—	(2.4)	(2.4)
Securities Sold Under Agreements to Repurchase	0.8	(0.1)	0.7
Long-Term Debt	(0.2)	—	(0.2)
Total Change in Interest Expense	0.6	(2.5)	(1.9)

Change in Net Interest Income	$7.2	$(8.9)	$(1.7)

1  The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7c

	Nine Months Ended September 30, 2011
	Compared to September 30, 2010
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$—	$(0.2)	$(0.2)
Investment Securities
Available-for-Sale	(20.5)	(24.4)	(44.9)
Held-to-Maturity	44.8	(1.3)	43.5
Loans Held for Sale	(0.1)	(0.4)	(0.5)
Loans and Leases
Commercial and Industrial	0.7	(2.8)	(2.1)
Commercial Mortgage	1.8	(1.3)	0.5
Construction	(0.7)	—	(0.7)
Commercial Lease Financing	(1.5)	(0.9)	(2.4)
Residential Mortgage	—	(6.1)	(6.1)
Home Equity	(3.3)	(1.2)	(4.5)
Automobile	(2.9)	(1.3)	(4.2)
Other [2]	(1.8)	(0.2)	(2.0)
Total Loans and Leases	(7.7)	(13.8)	(21.5)
Total Change in Interest Income	16.5	(40.1)	(23.6)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	(0.2)	(0.2)
Savings	0.1	(6.4)	(6.3)
Time	(0.5)	(1.7)	(2.2)
Total Interest-Bearing Deposits	(0.4)	(8.3)	(8.7)
Securities Sold Under Agreements to Repurchase	2.0	0.3	2.3
Long-Term Debt	(1.6)	0.2	(1.4)
Total Change in Interest Expense	—	(7.8)	(7.8)

Change in Net Interest Income	$16.5	$(32.3)	$(15.8)

1 The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

2  Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries

Salaries and Benefits	Table 8

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2011	2011	2010	2011	2010
Salaries	$28,965	$29,142	$30,080	$87,182	$89,165
Incentive Compensation	4,777	4,243	3,403	12,486	10,296
Share-Based Compensation and Cash Grants for the Purchase of Company Stock	743	2,483	1,045	3,901	5,585
Commission Expense	1,572	1,553	1,836	4,788	4,441
Retirement and Other Benefits	3,634	3,804	4,178	12,400	12,144
Payroll Taxes	2,241	2,335	2,287	8,615	8,051
Medical, Dental, and Life Insurance	2,056	2,438	2,263	6,717	7,224
Separation Expense	319	802	1,748	1,800	1,998
Total Salaries and Benefits	$44,307	$46,800	$46,840	$137,889	$138,904

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances	Table 9

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2011	2011	2011	2010	2010
Commercial
Commercial and Industrial	$790,294	$815,912	$771,923	$772,624	$736,385
Commercial Mortgage	922,075	872,283	883,360	863,385	817,752
Construction	69,635	81,432	80,360	80,325	88,671
Lease Financing	312,159	316,776	331,491	334,997	353,962
Total Commercial	2,094,163	2,086,403	2,067,134	2,051,331	1,996,770
Consumer
Residential Mortgage	2,130,589	2,130,335	2,108,376	2,094,189	2,073,340
Home Equity	775,105	783,582	787,179	807,479	836,990
Automobile	191,497	191,739	196,649	209,008	221,265
Other [1]	157,118	159,414	167,591	173,785	183,689
Total Consumer	3,254,309	3,265,070	3,259,795	3,284,461	3,315,284
Total Loans and Leases	$5,348,472	$5,351,473	$5,326,929	$5,335,792	$5,312,054

Higher Risk Loans Outstanding

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2011	2011	2011	2010	2010
Residential Home Building [2]	$15,379	$16,186	$14,744	$14,964	$18,444
Residential Land Loans [3]	18,285	19,960	21,595	23,745	28,149
Home Equity Loans [4]	22,321	21,778	23,783	23,179	23,957
Air Transportation [5]	36,511	36,961	37,440	37,879	38,611
Total Higher Risk Loans	$92,496	$94,885	$97,562	$99,767	$109,161

[1] Comprised of other revolving credit, installment, and lease financing.

[2]  Residential home building loans were $31.1 million as of September 30, 2011. Higher risk loans within this segment are defined as those loans with a well-defined weakness or weaknesses that jeopardizes the orderly repayment of the loan.

3 We consider all of our residential land loans, which are consumer loans secured by unimproved lots, to be of higher risk due to the volatility in the value of the underlying collateral.
[4] Higher risk home equity loans are defined as those loans originated in 2005 or later, with current monitoring credit scores below 600, and with original loan-to-value ratios greater than 70%.
5 We consider all of our air transportation leases to be of higher risk due to the weak financial profile of the industry.

Deposits

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2011	2011	2011	2010	2010
Consumer	$5,137,548	$5,073,101	$5,097,056	$5,082,802	$4,976,317
Commercial	4,275,915	4,165,435	4,326,495	4,292,108	4,053,306
Public and Other	595,550	740,498	488,840	514,085	572,839
Total Deposits	$10,009,013	$9,979,034	$9,912,391	$9,888,995	$9,602,462

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More	Table 10

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2011	2011	2011	2010	2010
Non-Performing Assets [1]
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$6,593	$1,839	$1,107	$1,642	$1,287
Commercial Mortgage	2,188	3,290	3,421	3,503	5,071
Construction	—	288	288	288	3,569
Lease Financing	6	8	9	19	117
Total Commercial	8,787	5,425	4,825	5,452	10,044
Consumer
Residential Mortgage	23,779	23,970	24,372	28,152	26,917
Home Equity	1,863	2,155	2,602	2,254	2,303
Other [2]	—	16	—	—	—
Total Consumer	25,642	26,141	26,974	30,406	29,220
Total Non-Accrual Loans and Leases	34,429	31,566	31,799	35,858	39,264
Foreclosed Real Estate	3,341	2,590	2,793	1,928	5,910
Total Non-Performing Assets	$37,770	$34,156	$34,592	$37,786	$45,174

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$—	$—	$—	$—	$62
Total Commercial	—	—	—	—	62
Consumer
Residential Mortgage	7,664	5,854	3,614	5,399	8,031
Home Equity	2,639	1,147	1,100	1,067	1,246
Automobile	138	167	260	410	348
Other [2]	414	604	578	707	857
Total Consumer	10,855	7,772	5,552	7,583	10,482
Total Accruing Loans and Leases Past Due 90 Days or More	$10,855	$7,772	$5,552	$7,583	$10,544
Restructured Loans on Accrual Status and Not Past Due 90 Days or More	$33,140	$28,193	$29,513	$23,724	$23,021
Total Loans and Leases	$5,348,472	$5,351,473	$5,326,929	$5,335,792	$5,312,054

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.64%	0.59%	0.60%	0.67%	0.74%

Ratio of Non-Performing Assets to Total Loans and Leases, Loans Held for Sale, and Foreclosed Real Estate	0.70%	0.64%	0.65%	0.71%	0.85%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans and Leases, Commercial Loans Held for Sale, and Commercial Foreclosed Real Estate	0.52%	0.34%	0.31%	0.31%	0.75%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans and Leases and Consumer Foreclosed Real Estate	0.82%	0.83%	0.86%	0.95%	0.91%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases, Loans Held for Sale, and Foreclosed Real Estate	0.91%	0.78%	0.75%	0.85%	1.04%

Quarter to Quarter Changes in Non-Performing Assets [1]
Balance at Beginning of Quarter	$34,156	$34,592	$37,786	$45,174	$43,241
Additions	9,093	6,079	5,799	8,175	10,606
Reductions
Payments	(3,237)	(2,363)	(2,164)	(5,019)	(3,432)
Return to Accrual Status	(401)	(3,226)	(6,408)	(1,250)	(964)
Transfer to Foreclosed Real Estate	(541)	—	(208)	(1,133)	(2,070)
Sales of Foreclosed Real Estate	(157)	(497)	—	(5,427)	(700)
Charge-offs/Write-downs	(1,143)	(429)	(213)	(2,734)	(1,507)
Total Reductions	(5,479)	(6,515)	(8,993)	(15,563)	(8,673)
Balance at End of Quarter	$37,770	$34,156	$34,592	$37,786	$45,174

[1] Excluded from non-performing assets was a contractually binding non-accrual loan held for sale of $7.5 million as of March 31, 2011
[2] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses	Table 11

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2011	2011	2010	2011	2010
Balance at Beginning of Period	$150,395	$152,777	$152,777	$152,777	$149,077
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(4,215)	(1,507)	(7,635)	(7,379)	(14,597)
Commercial Mortgage	—	—	—	—	(1,303)
Construction	—	—	—	—	(2,274)
Lease Financing	—	—	(108)	—	(405)
Consumer
Residential Mortgage	(1,558)	(1,977)	(1,325)	(5,286)	(8,957)
Home Equity	(2,528)	(3,252)	(2,871)	(7,139)	(13,193)
Automobile	(715)	(797)	(1,530)	(2,541)	(5,309)
Other [1]	(1,755)	(1,488)	(2,826)	(4,807)	(8,178)
Total Loans and Leases Charged-Off	(10,771)	(9,021)	(16,295)	(27,152)	(54,216)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	994	399	433	1,965	1,658
Commercial Mortgage	530	—	—	530	24
Lease Financing	3,405	44	28	3,499	40
Consumer
Residential Mortgage	740	622	696	1,621	1,354
Home Equity	137	750	333	1,226	630
Automobile	650	652	822	1,951	2,401
Other [1]	569	572	624	1,941	1,800
Total Recoveries on Loans and Leases Previously Charged-Off	7,025	3,039	2,936	12,733	7,907
Net Loans and Leases Charged-Off	(3,746)	(5,982)	(13,359)	(14,419)	(46,309)
Provision for Credit Losses	2,180	3,600	13,359	10,471	50,009
Balance at End of Period [2]	$148,829	$150,395	$152,777	$148,829	$152,777

Components
Allowance for Loan and Lease Losses	$143,410	$144,976	$147,358	$143,410	$147,358
Reserve for Unfunded Commitments	5,419	5,419	5,419	5,419	5,419
Total Reserve for Credit Losses	$148,829	$150,395	$152,777	$148,829	$152,777

Average Loans and Leases Outstanding	$5,340,406	$5,326,123	$5,368,177	$5,326,209	$5,524,672

Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding (annualized)	0.28%	0.45%	0.99%	0.36%	1.12%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	2.68%	2.71%	2.77%	2.68%	2.77%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information	Table 12a

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Three Months Ended September 30, 2011
Net Interest Income	$43,334	$33,935	$3,698	$15,799	$96,766
Provision for Credit Losses	4,477	(935)	205	(1,567)	2,180
Net Interest Income After Provision for Credit Losses	38,857	34,870	3,493	17,366	94,586
Noninterest Income	24,677	9,426	15,971	789	50,863
Noninterest Expense	(45,105)	(22,547)	(14,615)	(1,688)	(83,955)
Income Before Provision for Income Taxes	18,429	21,749	4,849	16,467	61,494
Provision for Income Taxes	(6,819)	(7,497)	(1,794)	(2,078)	(18,188)
Net Income	11,610	14,252	3,055	14,389	43,306
Total Assets as of September 30, 2011	$3,050,418	$2,249,890	$212,914	$7,791,536	$13,304,758

Three Months Ended September 30, 2010 [1]
Net Interest Income	$46,740	$35,236	$4,043	$12,607	$98,626
Provision for Credit Losses	6,288	7,121	(19)	(31)	13,359
Net Interest Income After Provision for Credit Losses	40,452	28,115	4,062	12,638	85,267
Noninterest Income	28,049	9,745	16,478	8,853	63,125
Noninterest Expense	(43,391)	(23,370)	(13,851)	(9,278)	(89,890)
Income Before Provision for Income Taxes	25,110	14,490	6,689	12,213	58,502
Provision for Income Taxes	(9,291)	(421)	(2,475)	(2,251)	(14,438)
Net Income	15,819	14,069	4,214	9,962	44,064
Total Assets as of September 30, 2010 [1]	$3,095,006	$2,251,004	$242,312	$7,128,281	$12,716,603

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information	Table 12b

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Nine Months Ended September 30, 2011
Net Interest Income	$131,648	$103,624	$11,353	$47,337	$293,962
Provision for Credit Losses	15,105	(726)	65	(3,973)	10,471
Net Interest Income After Provision for Credit Losses	116,543	104,350	11,288	51,310	283,491
Noninterest Income	66,494	28,224	46,256	13,274	154,248
Noninterest Expense	(141,349)	(71,128)	(45,062)	(6,272)	(263,811)
Income Before Provision for Income Taxes	41,688	61,446	12,482	58,312	173,928
Provision for Income Taxes	(15,425)	(21,302)	(4,618)	(11,769)	(53,114)
Net Income	26,263	40,144	7,864	46,543	120,814
Total Assets as of September 30, 2011	$3,050,418	$2,249,890	$212,914	$7,791,536	$13,304,758

Nine Months Ended September 30, 2010 [1]
Net Interest Income	$144,290	$112,682	$12,582	$40,653	$310,207
Provision for Credit Losses	31,516	18,468	69	(44)	50,009
Net Interest Income After Provision for Credit Losses	112,774	94,214	12,513	40,697	260,198
Noninterest Income	77,322	31,461	45,814	49,184	203,781
Noninterest Expense	(129,160)	(72,210)	(43,450)	(12,694)	(257,514)
Income Before Provision for Income Taxes	60,936	53,465	14,877	77,187	206,465
Provision for Income Taxes	(22,546)	(14,742)	(5,505)	(20,308)	(63,101)
Net Income	38,390	38,723	9,372	56,879	143,364
Total Assets as of September 30, 2010 [1]	$3,095,006	$2,251,004	$242,312	$7,128,281	$12,716,603

1  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data	Table 13

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2011	2011	2011	2010	2010
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$65,344	$65,542	$66,593	$67,915	$70,198
Income on Investment Securities
Available-for-Sale	23,097	23,490	37,669	39,546	40,775
Held-to-Maturity	20,344	20,553	7,633	1,388	1,553
Deposits	6	2	(2)	7	5
Funds Sold	160	297	251	160	211
Other	279	279	279	279	278
Total Interest Income	109,230	110,163	112,423	109,295	113,020
Interest Expense
Deposits	4,561	4,792	5,232	5,918	7,041
Securities Sold Under Agreements to Repurchase	7,400	7,338	7,041	6,425	6,670
Funds Purchased	4	5	6	7	10
Long-Term Debt	499	529	447	672	673
Total Interest Expense	12,464	12,664	12,726	13,022	14,394
Net Interest Income	96,766	97,499	99,697	96,273	98,626
Provision for Credit Losses	2,180	3,600	4,691	5,278	13,359
Net Interest Income After Provision for Credit Losses	94,586	93,899	95,006	90,995	85,267
Noninterest Income
Trust and Asset Management	10,788	11,427	11,806	11,190	10,534
Mortgage Banking	5,480	2,661	3,122	4,549	6,811
Service Charges on Deposit Accounts	9,820	9,375	9,932	11,632	12,737
Fees, Exchange, and Other Service Charges	16,219	16,662	14,945	15,196	15,500
Investment Securities Gains (Losses), Net	—	—	6,084	(1)	7,877
Insurance	2,664	3,210	2,771	2,309	2,646
Other	5,892	6,128	5,262	6,602	7,020
Total Noninterest Income	50,863	49,463	53,922	51,477	63,125
Noninterest Expense
Salaries and Benefits	44,307	46,800	46,782	46,809	46,840
Net Occupancy	11,113	10,476	10,327	10,504	10,186
Net Equipment	4,662	4,741	4,698	5,902	4,545
Professional Fees	2,245	2,294	2,158	2,116	905
FDIC Insurance	2,065	2,010	3,244	3,198	3,159
Other	19,563	27,453	18,873	20,193	24,255
Total Noninterest Expense	83,955	93,774	86,082	88,722	89,890
Income Before Provision for Income Taxes	61,494	49,588	62,846	53,750	58,502
Provision for Income Taxes	18,188	14,440	20,486	13,172	14,438
Net Income	$43,306	$35,148	$42,360	$40,578	$44,064

Basic Earnings Per Share	$0.93	$0.74	$0.89	$0.84	$0.91
Diluted Earnings Per Share	$0.92	$0.74	$0.88	$0.84	$0.91

Balance Sheet Totals
Loans and Leases	$5,348,472	$5,351,473	$5,326,929	$5,335,792	$5,312,054
Total Assets	13,304,758	13,161,204	12,962,304	13,126,787	12,716,603
Total Deposits	10,009,013	9,979,034	9,912,391	9,888,995	9,602,462
Total Shareholders’ Equity	1,017,775	1,003,450	996,225	1,011,133	1,039,561

Performance Ratios
Return on Average Assets	1.31%	1.09%	1.32%	1.24%	1.37%
Return on Average Shareholders’ Equity	16.80	13.86	16.86	15.08	16.64
Efficiency Ratio [1]	56.87	63.81	56.04	60.05	55.57
Net Interest Margin [2]	3.09	3.16	3.24	3.15	3.27

1  The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

2  The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends	Table 14

	Eight Months Ended		Year Ended
($ in millions; jobs in thousands)	August 31, 2011		December 31, 2010		December 31, 2009
Hawaii Economic Trends
State General Fund Revenues [1]	$3,103.3	9.4%	$4,314.1	7.4%	$4,018.2	(12.8)%
General Excise and Use Tax Revenue [1]	$1,749.0	9.6	$2,379.9	3.6	$2,296.3	(10.6)
Jobs [2]	591.8	1.3	586.8	(0.8)	591.7	(4.4)

	August 31,	December 31,	September 30,	December 31,
(annual percentage, except 2010 and 2011)	2011	2010	2010	2009	2008
Unemployment [3]
Statewide, seasonally adjusted	6.2%	6.3%	6.5%	6.9%	5.6%

Oahu	5.5	4.8	5.6	5.4	4.3
Island of Hawaii	9.6	8.6	9.8	9.5	7.4
Maui	7.5	7.4	8.3	8.8	6.9
Kauai	8.6	7.8	8.9	8.7	7.8

	September 30,	December 31,
(percentage change, except months of inventory)	2011	2010	2009
Housing Trends (Single Family Oahu) [4]
Median Home Price	(4.7)%	3.1%	(7.3)%
Home Sales Volume (units)	(2.3)%	13.4%	(1.8)%
Months of Inventory	5.9	6.0	6.8

	Monthly Visitor Arrivals,	Percentage Change
(in thousands)	Seasonally Adjusted	from Previous Month
Tourism [2]

July 31, 2011	585.4	2.4%
June 30, 2011	572.0	(0.1)
May 31, 2011	572.5	(2.2)
April 30, 2011	585.3	1.9
March 31, 2011	574.4	(4.5)
February 28, 2011	601.6	(0.5)
January 31, 2011	604.7	1.1
December 31, 2010	598.2	(2.0)
November 30, 2010	610.6	1.0
October 31, 2010	604.5	0.9
September 30, 2010	598.9	(1.1)
August 31, 2010	605.9	1.3
July 31, 2010	597.9	1.2
June 30, 2010	590.9	3.1
May 31, 2010	572.9	1.4
April 30, 2010	564.8	1.8
March 31, 2010	554.9	2.6
February 28, 2010	540.6	(0.3)
January 31, 2010	542.5	(0.1)

1  Source:  Hawaii Department of Business, Economic Development & Tourism.

2  Source:  University of Hawaii Economic Research Organization.  Year-to-date figures.

3  Source:  University of Hawaii Economic Research Organization, State of Hawaii Department of Labor and Industrial Relations.

4  Source:  Honolulu Board of REALTORS.

Note:  Certain prior period seasonally adjusted information has been revised.